UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2025

Allied Gaming & Entertainment Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38226	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500
New York, New York 10151
(Address of principal executive offices, including zip code)
(646) 768-4240
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AGAE	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 4, 2025, Allied Gaming & Entertainment, Inc. (the “Company”) held its combined 2024 and 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as set forth below.

The stockholders voted to approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers as described in the proxy statement. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
17,583,729	12,134,267	21,998	388,771

The stockholders voted to approve, in a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The results of the vote taken were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
13,017,942	33,843	16,680,472	7,735	388,773

The stockholders voted to ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the vote taken were as follows:

For	Against	Abstain
18,012,503	12,099,055	17,207

The stockholders voted to ratify the appointment of ZH CPA, LLC to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the vote taken were as follows:

For	Against	Abstain
18,016,119	12,097,830	14,816

The Company is required to provide stockholders with the opportunity to cast a non-binding advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers at least once every six calendar years. In light of the vote at the Annual Meeting, the Company has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers every three years until the next required advisory vote on the frequency of such vote, which will occur no later than the Company’s Annual Meeting of Stockholders in 2031.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated August 7, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED GAMING & ENTERTAINMENT, INC.

Date: August 7, 2025	By:	/s/ Roy Anderson
Roy Anderson
Chief Financial Officer